FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD:  NOV-98         PAYMENT DATE:  12/15/98
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   38,000,000

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  209,848,601     $   672.03
Defaulted Amount for the Settlement Period ................................           (447,553)         (1.43)
Recoveries for the Settlement Period ......................................                  0           0.00

CERTIFICATE/FEE DISTRIBUTION ON: 12/15/98

     Interest on the Series C Certificates ................................     $   610,936.84     $     1.96
     Interest on the Series D - Class A Certificates ......................         443,684.69           1.42
     Interest on the Subordinated Series 1995-1 Certificates ..............         150,505.41           0.48
     Interest on the Series D - Class B Certificates ......................          44,964.11           0.14
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         535,658.29           1.72
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,785,749.34     $     5.72
                                                                                ==============     ==========
VFC ACTIVITY FOR THE NOVEMBER 1998 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $17,000,000.00
     Principal from the Variable Funding Certificateholder ................      21,000,000.00
     Principal to the Variable Funding Certificateholder ..................               0.00
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $38,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $   120,112.78     $    0.38
     Liquidity Fees for the Settlement Period for the VFC .................          17,079.90          0.05
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $   137,192.68     $    0.43
                                                                                ==============     ==========
AS OF THE END OF THE NOVEMBER 1998 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    8,913,580
Aggregate Subordinated Transferor Amount ..................................     $   40,576,158

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    1,997,000
Excess Funding Account balance ............................................     $   15,200,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending December 15th.
  -   The Series C Certificate Rate was 5.61781% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.50781% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.22781% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.02781% for this Interest Accrual Period.